                                                                   Exhibit 10.16
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                            ASSET PURCHASE AGREEMENT

                           DATED AS OF AUGUST 12, 2005

                                     BETWEEN

                              C AND L SERVICES, LP

                                    AS SELLER

                                       AND

                            UNION DRILLING TEXAS, LP

                                    AS BUYER

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                            ASSET PURCHASE AGREEMENT
                            ------------------------

                 (U-15; BREWSTER N-95; IDECO 525; NATIONAL 110)
                 ----------------------------------------------

                  THIS ASSET PURCHASE AGREEMENT is made and entered into as of
August 12, 2005, between C AND L SERVICES, LP, a Texas limited partnership
("Seller"), and UNION DRILLING TEXAS, LP, a Texas limited partnership ("Buyer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Buyer desires to purchase the Assets (as hereinafter defined) from Seller; and

                  WHEREAS, Seller desires to sell the Assets to Buyer in
exchange for the payment by Buyer of the Purchase Price (as hereinafter defined);

                  NOW, THEREFORE, for and in consideration of the mutual
benefits derived and to be derived herefrom by each party, Seller and Buyer agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         1.01   Basic Definitions. In addition to the terms defined in the introductory paragraph of this Agreement, for purposes hereof, the following terms shall have the meanings set forth in this Article I, unless the context otherwise requires:

                  "Affiliate" means, as to the person specified, any person
controlling, controlled by or under common control with such person, with the concept of control in such context meaning the possession, directly or indirectly, of the power to direct or cause to direct or cause the direction of the management policies of another, whether through the ownership of voting securities, by contract, or otherwise.

                  "Agreement" means this Asset Purchase Agreement and all
schedules and exhibits attached hereto.

                  "Assets" has the meaning specified in Section 2.01.

                  "Best Efforts" means a party's best efforts in accordance with reasonable commercial practice.

                  "Business Day" means a day on which national banks are
generally open for the transaction of business in Pittsburgh, Pennsylvania.

                  "Buyer" has the meaning specified in the preamble.

                                        1

                  "Closing" means the consummation of the sale and purchase of the Assets as contemplated by this Agreement which shall take place on the
Closing Date.

                  "Closing Date" has the meaning specified in Section 9.01.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

                  "Delivery Date" means, with respect to any Asset, the date that Buyer has accepted the delivery of such Asset in accordance with the provisions of Section 8.08 hereof.

                  "Final Delivery Date" means the date that Buyer has accepted the delivery of the final installment of Assets hereunder in accordance with the provisions of Section 8.08 hereof.

                  "Lien Release Confirmation" means a letter from Community Bank of Cleburne (the "Bank") addressed to Buyer (i) confirming either that the
Assets are not subject to any lien or security interest in favor of the Bank or that such Assets may be transferred by the Seller to the Buyer free and clear of any and all liens and security interests that may exist in favor of the Bank (as the case may be) and (ii) containing an undertaking by the Bank in favor of the
Buyer to file either an amendment or a termination (as the case may be) of any existing financing statement that may be of record against the Seller with respect to any of the Assets to release such Assets from such Assets from any such record lien and security interest.

                  "Purchase Price" means the consideration specified in Section
3.01 to be paid by Buyer to Seller in connection with the sale of the Assets by
Seller to Buyer under the terms of this Agreement.

                   "Seller" has the meaning specified in the preamble.

         1.02   Additional Definitions. Other terms are elsewhere defined in this Agreement and shall, for purposes of this Agreement, have the meanings so specified unless the context otherwise requires. The definitions given to the terms herein shall be applicable to both the singular and plural forms of such terms as the context requires.

                                   ARTICLE II

                           PURCHASE AND SALE OF ASSETS
                           ---------------------------

         2.01   Assets to be Purchased. Upon the terms and subject to the
conditions set forth in this Agreement, at the Closing, Seller agrees to sell, assign, transfer, convey and, subject to Section 8.08 hereof deliver, to Buyer, and Buyer agrees to purchase, the following (collectively, the "Assets"):

          (a)  the four land drilling rigs described on Schedule 2.01(a), together with all of such drilling rigs' engines, machinery, and fittings, and the drilling equipment, blowout preventers,
               handling tools, spare parts, supplies, tubulars and drill pipe relating to such drilling rigs described on Schedule 2.01(a)(i)
               (collectively, the "Rigs") and such other drilling equipment,

               spare parts, supplies, drill pipe and/or other assets, as
               described Schedule 2.01(a)(ii) (collectively, the "Other
               Assets");

          (b)  the following tangible and intangible assets used or held for use in connection with the ownership, maintenance and operation of the Assets, to the extent assignable by law and Seller or its
               Affiliates have the right to assign and transfer such assets:

               (i)  all records to be delivered to Buyer pursuant to Section
                    2.04; and

               (ii) the certificates, licenses, permits, consents, operating authorities, orders, exemptions, franchises, approvals,
                    registrations and other authorizations and applications
                    therefor specifically associated with the maintenance and
                    operation of the Assets ("Permits"); and

               (iii) all warranties relating to the Assets providing benefits to the owner of the Assets.

         2.02   Risk and Expense. Seller shall bear the risks inherent in the ownership of the Assets until the Final Delivery Date. Seller shall maintain in full force and effect the insurance policies currently covering the Assets through the Final Delivery Date. Should any of the Rigs (and/or components thereof) suffer any damage between the date hereof and the Delivery Date, at the option of the Buyer, (i) the Seller shall assign and/or pay over to Buyer any insurance proceeds receivable and/or received (as the case may be) by Sellers with respect to such damage, together with an amount equal to any insurance deductible or coinsurance amount applied against such damages or (ii) Buyer shall be entitled to deduct from the Purchase Price Balance payable on the Final
Delivery Date an amount equal to the value of the damaged Assets.

         2.03   Nonassumption of Liabilities. Buyer does not assume and shall in no event be liable for any liabilities, debts or obligations of Seller, whether accrued, absolute, matured, contingent or otherwise, including, without limitation, (a) any foreign, federal, state, county, or local taxes, including, without limitation, excise taxes, or documentary transfer taxes, which in each case arise from the ownership of the Assets on or prior to the Final Delivery
Date or from the consummation of the transactions contemplated by this
Agreement; (b) any obligations or liabilities arising from any Environmental
Laws (as hereinafter defined) or hazardous substances, or any other obligations or liabilities of any type relating to ownership or operation of any property either directly or indirectly by Seller or the ownership or operation of any business, property or assets utilized by Seller arising prior to or on the Final
Delivery Date; (c) any obligations or liabilities whatsoever which may be imposed upon Buyer as a successor to Seller either directly or indirectly or otherwise by any Environmental Laws; (d) any obligations or liabilities arising out of, relating to, or in connection with any action, suit, proceeding, or investigation pending or threatened against Seller or any of its shareholders, officers, directors, employees, or agents; (e) any labor or employment-related claims, obligations, or liabilities which accrue or arise from events occurring prior to, on or after the Final Delivery Date, including, but not limited to, any claim of obligation or liability relating to wages, employee benefits, severance pay, workers' compensation, including insurance premiums, unemployment insurance, breach of employment contract, wrongful discharge, employment discrimination, or

unfair labor practice; (f) any claims, obligations, or liabilities arising under or relating to any alleged violation of the Worker Adjustment and Retraining
Notification Act of 1988, as amended; (g) any liabilities for fees or expenses incident to the preparation of this Agreement or the consummation of the transactions contemplated hereby (including, without limitation, counsel, accountant's or finder's fees of Seller); or (h) trade payables or expenses, debt, contracts, agreements, leases or other obligations of Seller, except to the extent of the assignment and the assumption of the daywork drilling contracts described in Section 2.05 below.

         2.04   Delivery of Records.

               (a)  Buyer shall be entitled to the records physically located on the Rigs on the Closing Date and relevant to the Rigs
                    (and/or the components thereof) and/or on or with the Other
                    Assets on the Closing Date.

               (b)  Seller shall deliver to Buyer at the time and place of delivery of the Assets, as provided in Section 8.08 below, copies of any technical or operational manuals or
                    maintenance records related to the Assets.

               (c)  Seller shall be entitled to retain all originals of its corporate, financial, accounting, legal, tax and audit
                    records, subject to Buyer's rights of inspection as set
                    forth in Section 8.02.

         2.05   Assignment of Daywork Drilling Contracts. Buyer agrees to accept an assignment from Seller of the rights and obligations of Seller under the following two existing contracts of Seller relating to the Rigs: (i) that certain IADC Daywork Drilling Contract between Hallwood Petroleum, LLC
("Hallwood") and C and L Services, LP (BENCO Management, Inc./General Partner),
dated April 15, 2005, pursuant to which it was intended that the National 110
Rig be deployed in Reeves County, Texas (the "Hallwood Contract") and (ii) that certain IADC Daywork Drilling Contract between Infinity Oil & Gas of Texas, Inc.
("Infinity") and C & L Services, LP or assigns, dated June 2, 2005, pursuant to which it was intended that the U 15 Rig be deployed in the Newark East Barnett
Shale Field (the "Infinity Contract"; the Hallwood Contract and the Infinity
Contract being sometimes hereinafter collectively referred to as the "Assigned
Contracts"). Notwithstanding the foregoing, Seller acknowledges that it is the intent of the Buyer to enter into new contracts with Hallwood and Infinity, rather than to perform under the Assigned Contracts.

                                   ARTICLE III

                                 PURCHASE PRICE
                                 --------------

         3.01   Consideration for Assets. As consideration for the sale by
Seller to Buyer of the Assets, Buyer shall pay to Seller the sum of Eight
Million Six Hundred Fifty Thousand and No/100 Dollars ($8,650,000.00) in United
States currency (the "Purchase Price"), which Purchase Price shall be payable as follows, subject to any reduction thereof in accordance with any provisions of this Agreement (including, without limitation, Section 2.02 or Section 12.03 hereof):

               (a)  Five Hundred Thousand and No/100 Dollars ($500,000.00) in
                    United States currency of the Purchase Price (the "Deposit")
                    shall be paid upon the execution by both parties of this
                    Agreement;

               (b)  Three Million Nine Hundred Thousand and No/100 Dollars
                    ($3,900,000.00) in United States currency of the Purchase
                    Price (the "Second Installment"; the Deposit, together with the Second Installment, being sometimes hereinafter
                    individually referred to as an "Installment Payment" and
                    collectively as the "Installment Payments") shall be paid
                    within ten (10) days of the execution by both parties of
                    this Agreement, provided that the Buyer shall not be
                    obligated pay the Second Installment unless and until the
                    Seller shall have delivered to the Buyer the Lien Release
                    Confirmation; and

               (c)  The balance of the Purchase Price shall be paid in United
                    States currency (the "Purchase Price Balance") upon the
                    acceptance by Buyer of the delivery by Seller to Buyer of
                    the last to be delivered of the Assets, in accordance with
                    Sections 8.08 and 9.04, subject to Sections 2.02 and 12.03 hereof.

         3.02   Deposit and Installment Payments. The Deposit shall be
nonrefundable, unless the Seller shall breach its obligations to deliver the
Assets in accordance with the terms of this Agreement and the Buyer shall elect to rescind this Agreement as a result of such breach, in which case, the Deposit shall be fully refunded to Buyer, without prejudice to any other remedies that the Buyer may have with respect to such breach. If no Assets are delivered to
Buyer hereunder solely as a result of a breach of this Agreement by Buyer, the
Deposit shall be paid to or retained by Seller, in which case, the parties agree
(i) that the amount of the Deposit (A) constitutes liquidated damages for
Buyer's breach of this Agreement and (B) is not a penalty, and (ii) the amount of the Deposit shall be the limit of Buyer's liability for any breach of this
Agreement. In the event that the Buyer has paid the Second Installment to
Seller, but no Assets have been delivered to Buyer hereunder on or prior to
September 30, 2005, Buyer shall be entitled to a return of the Second
Installment, without prejudice to any other rights that the Buyer may have in the event that the failure of such delivery is a result of a breach by Seller hereunder. In the event that the Buyer has paid the Second Installment to
Seller, and Seller breaches its obligations to deliver all of the Assets to
Buyer hereunder on or before September 30, 2005, and Buyer elects to rescind this Agreement to the extent of any Assets not delivered by Seller in accordance with the terms of this Agreement, Buyer shall be entitled to a return of such portion of the Second Installment, if any, as shall be equal to the amount by which the Second Installment exceeds the value of the Assets delivered by Seller under this Agreement, without prejudice to any other rights that the Buyer may have in the event that the failure of such delivery is a result of a breach by
Seller. On the Final Delivery Date, the Installment Payments shall be applied towards the Purchase Price for the Assets hereunder.

                                   ARTICLE IV

                      REPRESENTATIONS, WARRANTIES OF SELLER
                      -------------------------------------

                  Seller represents and warrants to and agrees with Buyer that, as of the date hereof and as of the Final Delivery Date:

         4.01   Organization and Qualification. Seller is a limited partnership duly organized, validly existing, and in good standing under the laws of Texas, has the full power and authority, to own, operate and lease its property and to carry on its business as now conducted, and is duly qualified and is in good standing in each jurisdictions in which the character of its properties and assets currently owned or leased or the nature of its business transactions makes such qualification necessary.

         4.02   Due Execution. The execution, delivery and performance of this
Agreement by Seller and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action including the approval by the general and limited partners of Seller. This Agreement and all other agreements and written obligations entered into or undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of Seller enforceable against Seller in accordance with their respective terms.

         4.03   Legal Power and Authority. Seller has full power and authority to enter into this Agreement and to perform all acts and to do all things required on its part to be performed in connection with this Agreement and the transactions contemplated hereby, and has granted full power and authority to its appropriate officers to take all actions, to do all things and to make, execute and deliver all documents as may be necessary or required in order to effectuate and consummate the transactions contemplated hereby.

         4.04   No Conflicts; Assigned Contracts. The execution, delivery and performance by Seller of this Agreement and the other documents, instruments and agreements contemplated hereby and the consummation of the transaction contemplated hereby and thereby will not (a) conflict with or result in a breach of any provisions of the organizational documents of Seller, (b) result in a material default or the creation of any lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease or other agreement to which Seller is a party or by which it or the Assets may be bound or affected, or (c) violate any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Seller or any of its properties or assets. Neither the sale by Seller nor the use by Buyer of the
Assets will infringe any United States or foreign patents or any copyright, trademark or proprietary information rights of others. The Seller has delivered to the Buyer true, correct and complete copies of each of the Assigned
Contracts.

         4.05   Litigation. There are no material suits, actions, proceedings or governmental investigations or inquiries pending or, to Seller's knowledge, threatened against Seller or the Assets that reasonably may be expected to have a materially adverse effect on the sale by Seller of the Assets.

         4.06   Brokers. Seller has incurred no obligation or liability,
contingent or otherwise, for brokers' or finders' fees with respect to the matters provided for in this Agreement.

         4.07   Title to and Condition of Assets. On the date of this Agreement,
Seller lawfully owns and is lawfully possessed of good, valid, and indefeasible title to the Assets. At the Closing, Seller shall lawfully own and be lawfully possessed of, and shall sell, transfer and assign to Buyer, good, valid, and indefeasible title to the Assets, free and clear of any and all mortgages, security interests, liens, claims, debts, charges, or other encumbrances of any kind. Seller agrees to warrant and defend the title to, and possession of, the
Assets for the benefit of Buyer against the claims and demands of all persons claiming an interest in the Assets as of the Closing Date and/or as of the
Delivery Date, regardless of when any such claims or demands may be asserted.
Seller has not received any written notice from any governmental agency, board, bureau, body, department or authority of any federal, state, municipal or foreign jurisdiction, to the effect that any of the Assets is in violation of any applicable ordinance, regulation or building, zoning, environmental or other law in respect thereof, the violation of which will have a material adverse effect on the ownership or use of any of such Assets. Each of the Rigs and Other
Assets delivered to Buyer in accordance with the provisions of this Agreement shall be in at least as good condition upon such delivery as the condition that such Assets were in when inspected by Buyer and/or Buyer's representatives prior to the date hereof.

         4.08   Insurance. Seller has in place insurance policies of the types and in coverage amount sufficient to fully insure any damage or casualty loss which may arise between the date hereof and the Final Delivery Date with respect to the Assets. Seller has previously delivered to Buyer a true and complete list of all deductible and retention amount applicable to the Assets under such policies. Seller does not know of any threatened termination of or material alteration of coverage under any of such policies. All premiums payable under all such policies have been timely paid and Seller has otherwise complied fully with the terms and conditions of all such policies.

         4.09   Compliance with Laws. Seller has substantially complied with, and is in substantial compliance with, all federal, state, local and foreign statutes, laws, ordinances, regulations, rules, permits, judgments, orders or decrees applicable to the Assets, and there does not exist, to the best of
Seller's knowledge, any basis for any claim of default under or violation of any such statute, law, ordinance, regulation, rule, judgment, order or decree with respect to the Assets.

         4.10   No Untrue Statement. In or in connection with the making of this
Agreement, together with the various schedules and exhibits hereto, Seller has not made any untrue statements of a material fact or omitted to state a material fact necessary in order to make the statements made by it herein not misleading.

         4.11   Sales Tax Exemption. To the knowledge and belief of Seller, the conveyance of the Assets by Seller is an occasional sale under Section 151.304 of the Texas Tax Code and the rules promulgated thereunder and is thus exempt from the imposition of the Texas sales tax.

                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

                  Buyer represents and warrants to and agrees with Seller that, as of the date hereof and as of the Final Delivery Date:

         5.01   Organization and Qualification. Buyer is a limited partnership duly organized, validly existing, and in good standing under the laws of Texas, has the full power and authority, to own, operate and lease its property and to carry on its business as now conducted, and is duly qualified and is in good standing in each jurisdiction in which the character of its properties and assets currently owned or leased or the nature of its business transactions makes such qualification necessary.

         5.02   Due Execution. The execution, delivery and performance of this
Agreement by Buyer and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action including the approval by its sole general partner. This Agreement and all other agreements and written obligations entered into or undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

         5.03   Legal Power and Authority. Buyer has full power and authority to enter into this Agreement and to perform all acts and to do all things required on its part to be performed in connection with this Agreement and the transactions contemplated hereby, and has granted full power and authority to its appropriate officers to take all actions, to do all things and to make, execute and deliver all documents as may be necessary or required in order to effectuate and consummate the transactions contemplated hereby.

         5.04   No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the other documents, instruments and agreements contemplated herein will not (a) conflict with or result in a breach of any provision of the organizational documents of Buyer, (b) result in a material default or the creation of any lien or encumbrance or give rise to any right of termination, cancellation, or acceleration under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, license or other agreement to which Buyer is a party or by which it or any of its properties assets or may be bound or affected, or (c) violate any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Buyer or any of its respective properties or assets.

         5.05   Litigation. There are no material suits, actions, proceedings or governmental investigations or inquiries pending or, to Buyer's knowledge, threatened against Buyer or its properties, assets, operations or businesses that reasonably may be expected to have a materially adverse effect on the purchase by Buyer of the Assets.

         5.06   Brokers. Buyer has incurred no obligation or liability,
contingent or otherwise, for brokers' or finders' fees with respect to the matters provided for in this Agreement.

                                   ARTICLE VI

                       CONDITIONS TO OBLIGATIONS OF SELLER
                       -----------------------------------

                  The obligations of Seller to consummate the transactions
contemplated herein are subject, at the option of Seller, to the fulfillment, on or prior to the Closing Date, of each of the following conditions:

         6.01   Representations and Warranties. Each of the representations and warranties of Buyer herein contained shall be true and correct (disregarding all references to materiality contained therein) in all material respects on the
Closing Date.

         6.02   Performance. Buyer shall have performed all material
obligations, covenants, and agreements hereunder and shall have complied with all material covenants and conditions contained in this Agreement to be performed or complied with by Buyer at or prior to the Closing.

         6.03   Legal Prohibition. No provision of any applicable law or
regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

                                   ARTICLE VII

                       CONDITIONS TO OBLIGATIONS OF BUYER
                       ----------------------------------

                  The obligations of Buyer to consummate the transactions
contemplated herein are subject, at the option of Buyer, to the fulfillment on or prior to the Closing Date of each of the following conditions:

         7.01   Representations and Warranties. Each of the representations and warranties of Seller herein contained shall be true and correct (disregarding all references to materiality contained therein) in all material respects on the
Closing Date.

         7.02   Performance. Seller shall have performed all material
obligations, covenants and agreements hereunder and shall have complied with all material covenants and conditions contained in this Agreement to be performed or complied with by Seller at or prior to the Closing.

         7.03   Legal Prohibition. No provision of any applicable law or
regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

         7.04   Absence of Liens. Each of the Assets shall be free and clear of any and all mortgages, security interests, liens, claims, debts, charges, or other encumbrances of any kind.

                                   ARTICLE VIII

                     COVENANTS AND AGREEMENTS OF THE PARTIES
                BEFORE, RELATING TO AND SUBSEQUENT TO THE CLOSING

                Seller and Buyer hereby covenant and agree as follows:

         8.01   Expenses. Except as may be otherwise provided in this Agreement,
Seller and Buyer shall pay and discharge, or cause to be paid and discharged, their own expenses incurred in connection with the preparation, authorization, execution, and performance of this Agreement and the transactions contemplated herein, including, without limitation, inspection fees and fees and expenses of counsel, accountants and consultants. Seller shall be responsible for all costs and expenses incurred in connection with the movement and delivery of the Assets to Buyer's yard in Cresson, Texas.

         8.02   Access; Books and Records. Seller shall provide the officers, employees and attorneys of Buyer reasonable access, during normal business hours upon Buyer's reasonable prior notice to Seller, to the Assets and the records of
Seller specifically relating thereto. Seller shall cooperate fully with such representatives of Buyer in connection with such review. If and to the extent necessary to comply with any disclosure requirements under the Securities Act of
1933 or the Securities Exchange Act of 1934, or any rules or regulations thereunder, or for any other reasonable business purpose, Buyer shall have the right, at its own expense, at any time or from time to time within three (3)
years after the Final Delivery Date during reasonable business hours upon reasonable notice to Seller to inspect, and make copies of or extracts from, any of the records of Seller relating to the business of Seller or the Assets and which are not provided to Buyer (the "Retained Records"). Without limiting the generality of the foregoing, Seller shall make available to Buyer any employees or consultants necessary or useful to the preparation of historical audited financial statements relating to the Assets and shall use its best efforts to cause such employees or consultants to deliver to the Buyer's auditors all certifications, attestations and representations deemed necessary or useful for the completion of such historical audits. None of the Retained Records in the possession of Seller shall be destroyed prior to three (3) years after the Final
Delivery Date without the consent of Buyer, unless first reproduced by microfilm or any other similar process. In the event that during such period Seller wishes to destroy any of the Retained Records at any time or from time to time after the Closing Date, Seller shall give not less than sixty (60) days notice to
Buyer and Buyer shall have the right, at its own expense, during reasonable business hours to remove such records and keep possession of the same.

         8.03   Preservation of Assets; Certain Information. From the date hereof and until the Delivery Date, Seller shall use its Best Efforts to preserve, maintain and protect the Assets in at least as good condition as the condition of such Assets upon the inspection by Buyer and/or Buyer's representatives prior to the date hereof. Any unpatented knowledge or information concerning Seller's products, methods or manufacturing process that
Seller may disclose to Buyer incident to the purchase of the Assets covered under this Agreement shall, unless otherwise specifically agreed in writing, be deemed to have been disclosed as a part of the consideration for this Agreement, and Seller agrees not to assert any claim against Buyer by reason of Buyer's use thereof.

                                       10

         8.04   Notices of Certain Events. Until the Final Delivery Date, Seller
will promptly notify Buyer of any action, suit, proceeding, claim or investigation which is overtly threatened or commenced against Seller which is not fully insured against (except standard deductible or self-retention amounts)
and which relates to or affects the Assets or this Agreement or the transactions contemplated hereby (including, without limitation, any claim for alleged patent infringement), and Buyer will promptly notify Seller of any action, suit, proceeding, claim or investigation which is overtly threatened or commenced against Buyer which is not fully insured against (except standard deductible or self-retention amounts) and which relates to and materially and adversely affects Buyer or its business or affects this Agreement or the transactions contemplated hereby. Seller further agrees to promptly notify Buyer of (i) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement;
(ii) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated by this Agreement; and (iii) the damage or destruction by fire or other casualty of any Asset or part thereof or in the event that any Asset or part thereof becomes the subject of any proceeding or, to the knowledge of any Seller, threatened proceeding for the taking thereof or any part thereof or of any right relating thereto by condemnation, eminent domain or other similar governmental action.

         8.05   Actions with Respect to Closing. Seller will use its Best
Efforts to obtain the satisfaction of the conditions to Closing applicable to
Seller set forth in Article VII as soon as practicable. Buyer will use its Best
Efforts to obtain the satisfaction of the conditions to Closing applicable to
Buyer set forth in Article VI as soon as practicable.

         8.06   Public Statements. Neither the Buyer nor Seller, nor any of
their respective Affiliates, shall make any news release or other announcement concerning the transactions contemplated hereby without first obtaining approval from each party hereto; except that Buyer may disclose the transactions contemplated hereby in connection any offering of its securities or as otherwise may be required by law.

         8.07   Continued Effectiveness of Representations and Warranties.
Seller and Buyer shall each use its Best Efforts to cause the representations and warranties made by it herein to continue to be true and correct on and as of the each Delivery Date as if made on and as of such Delivery Date.

         8.08   Delivery of Assets. Seller, at its sole cost and expense, shall move the Rigs and Other Assets from their current location and deliver such Rigs and Other Assets FOB to Buyer's yard in Cresson, Texas, which delivery shall be made in several installments, with the final delivery of all of the Assets to be completed on or before September 30, 2005. Seller shall commence the installment delivery of the Assets as soon as possible following the execution of this
Agreement, in accordance with a schedule to be mutually agreed between Buyer and
Seller. Each of the Rigs and Other Assets delivered to Buyer in accordance with the provisions hereof shall be in at least as good condition upon such delivery as the condition that such Assets were in when inspected by Buyer and/or Buyer's representatives prior to the date hereof. Buyer shall accept delivery of any
Assets delivered by Seller to Buyer in accordance with the provisions of this
Agreement (including, without limitation, such provisions with respect to condition of the Assets and time and place of delivery).

                                       11

         8.09   Additional Conditions to Buyer's Obligation to Accept Delivery
of Assets and Pay the Purchase Price. The obligations of the Buyer to accept delivery of any Assets and to pay the Purchase Price for any Assets shall be subject to (i) the continued truth and correctness of the Seller's representations, warranties and covenants with respect to such Assets, including, without limitation, representations, warranties and covenants with respect to the condition of such Assets and the absence of liens with respect to such Assets and (ii) the continued absence of any provision of any applicable law or regulation or any judgment, injunction, order or decree that would prohibit the consummation of the transactions contemplated under this Agreement.
In addition, the obligation of the Buyer to pay the Second Installment on or before the tenth (10th ) day following the date hereof is subject to the delivery by Seller to the Buyer of the Lien Release Confirmation on or prior to such date.

                                   ARTICLE IX

                                     CLOSING
                                     -------

         9.01   Time of Closing. Subject to the satisfaction by Seller and Buyer of the conditions set forth in Articles VII and VI, respectively, the Closing of the transactions contemplated by this Agreement shall take place on the date hereof (sometimes hereinafter referred to as the "Closing Date").

         9.02   Actions of Seller at the Closing. At the Closing, Seller shall:

               (a)  deliver to Buyer a duly executed Bill of Sale and General
                    Instrument of Assignment of the Assets (the "Bill of Sale")
                    in the form of Exhibit A, dated as of the Closing Date;

               (b)  deliver to Buyer any and all other affidavits, certificates, documents, or agreements required by any federal, state, or local governmental or administrative body or authority
                    necessary to pass title to the Assets to Buyer, together
                    with such operation manuals, engineering drawings and
                    specifications, technical documentation and copies of
                    certificates pertaining to the Assets as Seller may possess;
                    and

               (c)  execute such other documents and instruments, and take such other actions, as may be necessary to carry out Seller's
                    obligations under this Agreement that are required to be
                    performed on or before the Closing Date.

         9.03   Actions of Buyer at Closing. At the Closing, Buyer shall deliver to Seller the Deposit, by wire transfer to the account or accounts designated in writing by Seller.

         9.04   Passage of Title; Delivery of Assets; Payment of Purchase Price
Balance. Title to the Assets will pass from Seller to Buyer at the Closing. The
Assets will be delivered by Seller to Buyer in accordance with the provisions
Section 8.08 hereof. Payment of the Purchase Price Balance (and the Second
Installment, if not previously paid by Buyer to Seller in accordance with the provisions hereof) will be paid by Buyer to Seller on the Final Delivery Date, subject to Section 2.02 hereof.

                                       12

         9.05   Further Assurances. Subject to the terms and provisions of this
Agreement, from time to time subsequent to the Closing Date, each party agrees to use reasonable efforts to execute and deliver, at the reasonable request of the other party, such additional documents and instruments as may, in the reasonable opinion of the requesting party, be reasonably required to carry out the intents and purposes of this Agreement and the transactions contemplated hereby.

                                    ARTICLE X

                                      TAXES
                                      -----

         10.01  Income Taxes. Seller shall assume responsibility for, and shall bear and pay, all income taxes, and other similar taxes on gross income, net income, or gross receipts (including any applicable interest or penalties)
incurred or imposed by any United States or foreign taxing authority with respect to the operation of the Assets prior to Delivery Date.

         10.02  Sales Taxes. Buyer shall assume responsibility for, and shall bear and pay, all state and local sales and use taxes (including any applicable interest or penalties) incurred or imposed with respect to the sale by Seller to
Buyer of the Assets pursuant to this Agreement.

         10.03  Tax Indemnities. Seller agrees to indemnify and hold harmless
Buyer and its successors and assigns from and against any and all claims, demands, assessments, deficiencies, liabilities, costs, and expenses (including reasonable attorneys' fees and other costs and expenses of Buyer incident to the defense of same) that are caused by, arise out of, or result from any liability for the payment of federal, state or local taxes (including applicable penalties and interest) attributable to the operation of the Assets prior to the Delivery
Date for which the responsibility for payment has been allocated to Seller pursuant to the preceding provisions of this Article X.

                                   ARTICLE XI

                                 INDEMNIFICATION
                                 ---------------

         11.02  Indemnification by Seller. In addition to the other indemnities given by Seller to Buyer in this Agreement, Seller shall indemnify and hold harmless Buyer and its successors and assigns from and against any and all claims, demands, losses, damages, liabilities, costs, expenses, and deficiencies
(including, without limitation, reasonable attorneys' fees and other costs and expenses of Buyer incident to the defense of any claim that results in litigation, or the settlement of any claim, or the enforcement by Buyer or the provisions of this Section 11.01) caused by, arising out of, or resulting from, and to pay Buyer any sum that Buyer pays or becomes obligated to pay on account of, (a) the ownership of the Assets by Seller prior to the Closing Date, (b) the use and/or operation of the Assets prior to the Delivery Date, (c) any breach or default in the performance by Seller of any covenant or agreement of Seller contained in this Agreement or in any other instrument delivered by or on behalf of Seller pursuant hereto, (d) any breach of a warranty or an inaccurate or erroneous representation made by Seller herein or in any other instrument delivered by or on behalf of Seller pursuant hereto, or (e) any and all actions, suits, proceedings, claims, demands or judgments incident to any of the foregoing. If any person shall assert a claim against Buyer or its affiliates that, if successful, might result in a

                                       13

breach or default by Seller under this Agreement, Buyer shall give Seller prompt written notice thereof, and Seller shall have the right to participate in the defense thereof and to be represented, at the sole expense of Seller, by counsel selected by it. No such claim, demand, or other matter shall be compromised or settled by Seller or Buyer in any manner that might adversely affect the interest of the other party without the prior written consent of such other party (which consent shall not be unreasonably withheld).

         11.02  Indemnification by Buyer. In addition to the other indemnities given by Buyer to Seller in this Agreement, Buyer shall indemnify and hold harmless Seller and its successors and assigns from and against any and all claims, demands, losses, damages, liabilities, costs, expenses, and deficiencies
(including, without limitation, reasonable attorneys' fees and other costs and expenses of Seller incident to the defense of any claim that results in litigation, or the settlement of any claim, or the enforcement by Seller or the provisions of this Section 11.02) caused by, arising out of, or resulting from, and to pay Seller any sum that Seller pays or becomes obligated to pay on account of, (a) the ownership of the Assets by Buyer from and after the Closing
Date, (b) the use and/or operation of the Assets from and after the Delivery
Date, (c) any breach or default in the performance by Buyer of any covenant or agreement of Buyer contained in this Agreement or in any other instrument delivered by or on behalf of Buyer pursuant hereto, (d) any breach of a warranty or an inaccurate or erroneous representation made by Buyer herein or in any other instrument delivered by or on behalf of Buyer pursuant hereto, or (e) any and all actions, suits, proceedings, claims, demands or judgments incident to any of the foregoing. If any person shall assert a claim against Seller or its affiliates that, if successful, might result in a breach or default by Buyer under this Agreement, Seller shall give Buyer prompt written notice thereof, and
Buyer shall have the right to participate in the defense thereof and to be represented, at the sole expense of Buyer, by counsel selected by it. No such claim, demand, or other matter shall be compromised or settled by Buyer or
Seller in any manner that might adversely affect the interest of the other party without the prior written consent of such other party (which consent shall not be unreasonably withheld).

                                   ARTICLE XII

                                    REMEDIES
                                    --------

         12.01  Rescission. This Agreement may be rescinded (in whole or in part) and the transactions consummated hereunder unwound and voided at any time after the Closing and prior to the Final Delivery Date:

               (a)  by mutual written consent of Buyer and Seller;

               (b)  by Buyer, if

                    (i)  the Final Delivery Date shall not have occurred by
                         September 30, 2005 (provided that the right to rescind
                         this Agreement under this clause (i) shall not be
                         available to Buyer if Buyer's failure to fulfill any of
                         its obligations under this Agreement or its
                         misrepresentation or breach of warranty hereunder has
                         been the cause thereof); or

                                       14

                    (ii) there has been a material breach by Seller of any
                         covenant or agreement, or a material inaccuracy of any
                         representation or warranty of Seller, contained in this
                         Agreement which has rendered the satisfaction of any
                         condition to the obligations of Buyer impossible and
                         such breach or inaccuracy has not been cured by Seller
                         within five (5) Business Days after Seller's receipt of
                         notice thereof from Buyer, or waived by Buyer.

               (c)  by Seller, if

                    (i)  the Final Delivery Date shall not have occurred by
                         September 30, 2005 (provided that the right to
                         terminate this Agreement under this clause (i) shall
                         not be available to Seller if Seller's failure to
                         fulfill any of its obligations under this Agreement or
                         its misrepresentation or breach of warranty hereunder
                         has been the cause thereof); or

                    (ii) there has been a material breach by Buyer of any
                         covenant or agreement, or a material inaccuracy of any
                         representation or warranty of Buyer, contained in this
                         Agreement which has rendered the satisfaction of any
                         condition to the obligations of Seller impossible and
                         such breach or inaccuracy has not been cured by Buyer
                         within five (5) Business Days after Buyer's receipt of
                         notice thereof from Seller, or waived by Seller.

         12.02  Effect of Rescission. In the event of the rescission of this
Agreement (or any part hereof) pursuant to Section 12.01 by Buyer or Seller, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such rescission is made, and this
Agreement shall become void and have no effect to the extent specified in such notice, and, except as otherwise expressly set forth herein (including, without limitation, as provided in Section 3.02), there shall be no further liability hereunder on the part of Buyer or Seller or any of their respective directors, officers, employees, partners, stockholders or representatives; provided that nothing contained in this Section 12.02 shall relieve any party from liability for damages actually incurred (excluding consequential damages) for breach of any covenant or agreement, or for the inaccuracy of any representation or warranty, contained herein.

         12.03  Buyer's Right to Take Possession of and Move Assets. In the
event that the Final Delivery Date shall not have occurred on or before
September 30, 2005, other than solely as a result of any breach by Buyer of any of its obligations hereunder, the Buyer shall have the right, at Buyer's sole option, but at Seller's sole cost and expense, to hire any other person or entity to move and transport any Assets that have not been delivered by Seller to Buyer in accordance with the provisions of this Agreement (hereinafter, the
"Remaining Assets"), from the then current location thereof to Buyer's yard in
Cresson, Texas, in which case, Buyer and its representatives (inclusive of any person or entity hired by Buyer to move and transport any Remaining Assets)
shall have the right to enter onto Seller's premises and any other place where the Remaining Assets are then located, during normal business hours and at any other reasonable time, to inspect and/or take possession of such Remaining
Assets for purposes of moving and

                                       15

transporting such Assets to Buyer's yard in Cresson, Texas. Buyer and/or its representatives shall conduct itself on Seller's premises in compliance with all applicable safety rules and regulations. Buyer shall be entitled to deduct from the amount of the Purchase Price Balance owing by Buyer to Seller hereunder, the aggregate amount of all of the costs and expenses incurred by Buyer in connection with the taking possession of and moving of any Remaining Assets from the then current location thereof to the Buyer's yard in Cresson, Texas.

         12.04  Specific Performance; Rights Cumulative. The parties hereto shall have the right to bring an action for specific performance of this
Agreement. The rights and remedies reserved to the parties hereunder shall be cumulative.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

         13.01  Notices. All notices required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by reputable overnight courier, or mailed by certified or registered United States Mail with postage prepaid, or sent by telecopy (provided such telecopy is confirmed by mail in the manner previously described), addressed to the appropriate party at the address for such party shown below or at such other address as such party shall have theretofore designated by written notice delivered to the party giving such notice:

                  If to Seller:
                  -------------

                  C and L Services, LP
                  2005 South Main St.
                  Cleburne, Texas   76031
                  Attn: Cody Jones and Larry Durham
                  Telephone No.:  (817) 641-5600
                  Telecopy No.:  (817) 641-6500

                  If to Buyer:
                  ------------

                  Union Drilling Texas, LP
                  South Pittsburgh Technology Park
                  3117 Washington Pike
                  Bridgeville, Pennsylvania   15017
                  Attn:  Christopher Strong
                  Telephone No.: (412) 257-9390
                  Telecopy No.:(412) 257-9392

                Any notice given in accordance herewith shall be deemed to have been given when delivered to the addressee in person or transmitted by telecopy, or one (1) day after such notice has been delivered to a reputable overnight courier, or five (5) days after such notice has been deposited in the United
States Mail, as the case may be, Seller or Buyer may change the

                                       16

address to which such communications are to be directed by giving written notice to the other parties in the manner provided in this Section 13.01.

         13.02  Entire Agreement. This Agreement, the documents, instruments and agreements to be executed pursuant hereto, the schedules and exhibits hereto, and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.

         13.03  Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Buyer may assign its rights hereunder only to an Affiliate or subsidiary of Buyer.

         13.04  Amendment. This Agreement may be amended only by an instrument in writing executed by all of the parties hereto.

         13.05  Waiver. Any of the terms, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by or on behalf of the party hereto waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the performance of such provisions. No waiver by any party of any condition, or of any breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

         13.06  Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

         13.07  No Third-Party Beneficiaries. Nothing in this Agreement shall entitle any party other than Buyer and Seller to any claim, cause of action, remedy, or right of any kind.

         13.08  Governing Law. This Agreement shall be governed by the laws of the State of Texas, without regard to conflicts of law principles.

         13.09  Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                                       17

         13.10  Execution Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute for all purposes one agreement.

                IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                     SELLER:
                                     C AND L SERVICES, LP

                                     By   /s/CODY JONES
                                       ----------------------------------------
                                     Name:  Cody Jones
                                     Title: President

                                     BUYER:
                                     UNION DRILLING TEXAS, LP, by
                                     UNION DRILLING TEXAS GP, LLC, its
                                     General Partner

                                     By   /s/CHRISTOPHER STRONG
                                       ----------------------------------------
                                     Christopher Strong, President

                                       18

                         INDEX TO SCHEDULES AND EXHIBITS

Schedule
Number                     Description
------                     -----------

2.01(a)(i)                 Rigs (inclusive of related Assets)
2.01(a)(ii)                Other Assets

Exhibits
--------

Exhibit A                  Form of Bill of Sale

                               Schedule 2.01(a)(i)

                       Rigs (inclusive of related Assets)

                                NATIONAL 110 RIG

Components and fittings relating to a National 110 drilling rig, including without limitation the following:

NATIONAL 110 SINGLE DRUM DRAWWORKS, 1,500-HP, LEBUS Grooved f/1-1/4" Drilling
Line, NATIONAL Make-Up & Breakout Catheads, Overrunning Clutch, Air Driller's
Console Controls, , PARKERSBURG 6032 60" Hydromatic Brakes

MAST/SUBSTRUCTURE

142'H x 21'6"W Cantilever Mast, 1,000,000# SHL, IDEAL 6-Sheave Pin Type Crown
Block, (2) Crown Stands less one lower midsection, derrick not coming complete

25'H Box on Box Substructure, including V door and steps

MUD PUMPS

Gardner Denver PZ-11 Triplex Mud Pump, Forged Steel Fluid End w/Quick Change
Valve Cover & Quick Change Cylinder Head Caps, rebuilt with 90 day warranty, includes one set of liners and expendables

Gardner Denver PZ-11 Triplex Mud Pump, Forged Steel Fluid End w/Quick Change
Valve Cover & Quick Change Cylinder Head Caps, rebuilt with 90 day warranty, includes one set of liners and expendables

ROTATING/TRAVELING EQUIPMENT

NATIONAL 500-Ton Block/Hook Combination new

WELL CONTROL EQUIPMENT

HYDRIL GK 12-900 5,000# Annular Blowout Preventer, used by C and L on one well

3" Choke Manifold, Skidded bad condition

RIG HOUSES

New, 10'W x 40'L Top Doghouse, Skidded, w/Lockers,

Used Doghouse

NATIONAL 110 - CONTINUED

MUD SYSTEM

1,000-Barrel Mud System, 3-Tank, Mud Agitators in Each Tank, Skidded

WATER/FUEL TANK/LUBESTER

10,000-Gallon Fuel Tank, Skidded with lubester and pumps

AUXILIARY EQUIPMENT

42"H x 60'L 2-Section Catwalk

4-Sets (8) Pipe Racks

(6) 8'W x 20'L Matting Boards

                                    U-15 RIG

Components and fittings relating to a U-15 drilling rig, including without limitation the following:

MID-CONTINENT U-15 SINGLE DRUM DRAWWORKS, 800-HP, LEBUS Grooved f/1-1/8"
Drilling Line, FOSTER Make-Up & Breakout Catheads, Overrunning Clutch, Air
Driller's Console Controls, Crown-O-Matic, PARKERSBURG 15" Triple Hydromatic
Brake

2-Engine Compound w/Single Pedestal Pump Drive, (1) CAT D-353 Diesel Engines,
(2) QUINCY 325 Air Compressors Drawworks

MAST/SUBSTRUCTURE

LEE C. MOORE 131'H x 18'6"W Cantilever Mast, , 5-Sheave Pin Type Crown Block,
Crown Stand 300,000 SHL, Built 1952, poor condition

15'H Box on Box Substructure, V-Door, Steps, Safety Rails, Air Volume Tank, Air
Lines with built in parts room and change room

MUD PUMPS

BOMCO F-800 Triplex Mud Pump, Forged Steel Fluid End w/Quick Change Valve Cover
& Quick Change Cylinder Head Caps, Pulsation Dampener, Shear Relief Valve,
Charging Pump, Master Skidded, p/b CAT D-398 Diesel Engine

BOMCO F-800 Triplex Mud Pump, Forged Steel Fluid End w/Quick Change Valve Cover
& Quick Change Cylinder Head Caps, Pulsation Dampener, Shear Relief Valve,
Charging Pump, Master Skidded, p/b CAT D-398 Diesel Engine

ROTATING/TRAVELING EQUIPMENT

250-Ton Traveling Block/Hook Combination Soya - new

200-Ton Swivel , Skytop 65X

National 27-1/2" X 53" Rotary Table

MID-CONTINENT U-15 - continued

WELL CONTROL EQUIPMENT

Rebuilt KOOMEY 4-Station Closing Unit

3" Choke Manifold, Skidded needs re-built

RIG HOUSE

8'W x 30'L Top Doghouse, Skidded, w/Lockers, SATELLITE Automatic Driller, MARTIN
DECKER Type-D Weight Indicator, 4-Pin Drilling Recorder instrumentation all new

GENERATORS/UTILITY HOUSE

Motor Control Center/Receptacle Outlets

Voltage Panel f/Trailers

All Above Mounted in 10'W x 25'L Utility House, w/Parts Room, Change Room,
Fluorescent Lights, Skidded

MUD SYSTEM

520-Barrel Mud System, 2-Tank, , Mud Flow Troughs, Internal & External Plumbing,
(4) 5" x 6" Centrifugal Pumps p/b 75-HP Electric Motors, Skidded

MCM Linear Motion Shale Shaker new

Desander w/(2) 10" Cones new

Desilter w/(10) 5" Cones new

MID-CONTINENT U-15 - continued

HANDLING TOOLS

BJ Type C Rotary Tongs, 4" - 10-3/4"

INGERSOLL RAND 5,000#  Capacity Air Hoist

AUXILIARY EQUIPMENT

Rotary Hose

12,000' Capacity Wireline Unit

5,000' of 1-1/8" Drilling Line, Spool, Stand

42"H x 40'L Catwalk

2-Sets (4) Pipe Racks

Lubester rack with fuel pumps

New 3" x 2" water pump with electric motor on substructure

500 BBL Water Tank

                                  BREWSTER N-95

Components and fittings relating to a Brewster N-95 drilling rig, including without limitation the following:

SKYTOP BREWSTER N-95 SINGLE DRUM DRAWWORKS, 1,200-HP, LEBUS Grooved f/1-1/4"
Drilling Line, FOSTER Make-Up & Breakout Catheads, Overrunning Clutch, Air
Driller's Console Controls, , 6032 PARKERSBURG Hydromatic Brake

MAST/SUBSTRUCTURE

142'H x 21'6"W Cantilever Mast, 750,000# SHL, 5-Sheave Pin Type Crown Block,
(2) Crown Stands

18'H Box on Box Substructure, V-Door, Steps, Safety Rails, Built-In Parts Room,
Locker Room, Air Volume Tank, Air Lines, (1) 2" x 3" Centrifugal Circulating
Pumps p/b 20-HP Electric Motors, Deadline Anchor, rewired with lights

MUD PUMPS

T-1300 Ideco (Dresser) Triplex Mud Pump, 1,600-HP, Forged Steel Fluid End
w/Quick Change Valve Cover & Quick Change Cylinder Head Caps, with one complete set of expendables

T-1300 Ideco (IRI) Triplex Mud Pump, 1,600-HP, Forged Steel Fluid End w/Quick
Change Valve Cover & Quick Change Cylinder Head Caps, Shear Relief Valve, with one complete set of expendables

ROTATING/TRAVELING EQUIPMENT

National 20-1/2" X 53" Rotary Table

RIG HOUSE

10'W x 40'L Top Doghouse, Skidded,  w/Lockers, 4-Pin Drilling Recorder (Reported
 to be New)

Generator and Utility House - Bare House Only

MUD SYSTEM

825-Barrel Mud System, 2-Tank, , Mud Flow Troughs, Internal & , 5" x 6"
Centrifugal Pumps p/b Electric Motors

SKYTOP BREWSTER N-95 - CONTINUED

WATER/FUEL TANK/LUBESTER

Less than 500-Barrel Water Tank, Skidded, with parts room

Lubester, rack with fuel pumps

AUXILIARY EQUIPMENT

42"H x 48'L Catwalk

3-Sets (6) Pipe Racks

New 3" X 2"water pump with electric motor

                                    IDECO 525

Components and fittings relating to an Ideco 525 drilling rig, including without limitation the following:

IDECO H525

2-Engine Compound, p/b

MAST/SUBSTRUCTURE

131'H x 18'6"W Cantilever Mast, 440,000# SHL, IDEAL 5-Sheave, Crown Stand

12'H x 7'W Box Type Substructure, Steps, Safety Rails, Built-In Parts Room,
Locker Room, Air Volume Tank, Air Lines, 3" x 2" Centrifugal Circulating Pump,
NATIONAL Deadline Anchor Substructure andderrick newly rewired

MUD PUMPS

BOMCO F-800 Triplex Mud Pump, 800-HP, Forged Steel Fluid End w/Quick Change
Valve Cover & Quick Change Cylinder Head Caps, Pulsation Dampener, Shear Relief
Valve, Master Skidded, charge pump

BOMCO F-800 Triplex Mud Pump, 800-HP, Forged Steel Fluid End w/Quick Change
Valve Cover & Quick Change Cylinder Head Caps, Pulsation Dampener, Shear Relief
Valve, Master skidded, charge pump

ROTATING/TRAVELING EQUIPMENT

150-Ton Block/Hook Combination

150-Ton Swivel

RIG HOUSES

8'W x 30'L Top Doghouse, Skidded, w/Lockers

Generator House, w/Parts Room, Change Room, Fluorescent Lights, Heater, Skidded
with wiring

MUD SYSTEM

600-Barrel Mud System, 2-Tank, Mud Flow Troughs, Internal & External Plumbing

IDECO H525 - CONTINUED

OTHER EQUIPMENT

42"H x 48'L 2-Section Catwalk

3-Sets (6) Pipe Racks

                              Schedule 2.01(a)(ii)

                                  Other Assets

Other Assets Presently in Possession of Seller
----------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       UDI             UDI
     PHOTO #          ITEM #        RIG #                            DESCRIPTION

--------------------------------------------------------------------------------------------------------------------
                                               Pipe 322 jts, 4 1/2", 16.60 few
                                               20 lb, little S135, 75% yellow,
                                               40% needs reworked, per Jackie
                                               Loveless
--------------------------------------------------------------------------------------------------------------------
                                               Pipe at Hospital Yard, 377 jts
                                               approx 11,700' 5", 19.5lb, S135
                                               Double White, Cert Paper will be
                                               sent, RK Pipe & Supply?
--------------------------------------------------------------------------------------------------------------------
     165-173           108                     Misc items, slips, elevators, hoses, valves, hammer unions, fittings, bails 3 1/2" X 11' 8"L, clutch parts, derrick stand, new steel
--------------------------------------------------------------------------------------------------------------------
     228&229                                   Fuel Trailer, 1958 w/ 1957 Heil,
                                               901530, tank 65,155lb @ 8 lb per
                                               gal= 8,144 gallon, 2004-2005 WV
                                               sticker, mfg s/n # NB189D, TITLED
--------------------------------------------------------------------------------------------------------------------
      34, 35         18 & 18A                  Stir Boxes qty 2
--------------------------------------------------------------------------------------------------------------------
     57 & 58            37                     Water Tank / Tool Rm, tank 17' 8"L X 7'H X 10'W, tool house 12'L, porch 9', skid 41'L X 10'H X 10W
--------------------------------------------------------------------------------------------------------------------
        1               1                      Sub, front side, not assigned,  6'H X 6'8" X    L
--------------------------------------------------------------------------------------------------------------------
        2               1                      Sub, rear, not assigned,  6'H X 6'8" X    L
--------------------------------------------------------------------------------------------------------------------
        3               1A                     Sub, front side, not assigned,  6'H X 6'8" X    L
--------------------------------------------------------------------------------------------------------------------
        4               1A                     Sub, rear, not assigned,  6'H X 6'8" X    L
--------------------------------------------------------------------------------------------------------------------
        5               1A                     Sub with Martin Decker anchor, tag not readable, Sheeting shows rust and dozer nicks
--------------------------------------------------------------------------------------------------------------------
        6               2                      Primed Skid maybe used for Pump Skid,   7'W X 30'L X 12"H, mud
                                               boated bottom
--------------------------------------------------------------------------------------------------------------------
        11              5                      Dog House with lights and wiring, skid 10"W X 9' 4"H X 24" 8"L, house 10W X 8'7"H X 13'4"L
--------------------------------------------------------------------------------------------------------------------
        12              5                      Dog House inside
--------------------------------------------------------------------------------------------------------------------
        20            9 & 9A                   Drill Line Spool Holders, Qty 2
--------------------------------------------------------------------------------------------------------------------
        26              12                     Lube Tank
--------------------------------------------------------------------------------------------------------------------
        59           38 & 39                   Spools 10"  3000 X 10"  5000 and        13 3/8"  3000 Both ends
                                               spacer spools
--------------------------------------------------------------------------------------------------------------------
        60           40 & 41                   Pumps # 40 & 41 needs rebuilt Harrisburg 6X8, maybe 75 hp?   Pump
                                               42 needs rebuilt Mission 6 X 8
--------------------------------------------------------------------------------------------------------------------
        61              43                     Pump Rebuilt, Mission Magnum  6 X 5, no power
--------------------------------------------------------------------------------------------------------------------
        64              46                     Choke Rack  8' X 52" X 12'L
--------------------------------------------------------------------------------------------------------------------
        65              47                     Engine Skid primed, for PZ11 ?    64"W X 13'L
--------------------------------------------------------------------------------------------------------------------
        66              48                     Hand Rails and Misc steps in weeds
--------------------------------------------------------------------------------------------------------------------
        67              49                     Accumulator Oil Tank, tank 16"W X 74"L X 4'H, skid 81" X 106"L
--------------------------------------------------------------------------------------------------------------------
        70              52                     Hose Kelley, 3 1/2" Gr D, 5,000 ends, 10,000 rubber
--------------------------------------------------------------------------------------------------------------------
        71              53                     Matt Board  9'6" X 8' X 9"T
--------------------------------------------------------------------------------------------------------------------
        72              54                     Skid, 64"W X 16'L X 10"H, engine area 86"L X 4'W
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       UDI             UDI
     PHOTO #          ITEM #        RIG #                            DESCRIPTION

--------------------------------------------------------------------------------------------------------------------
        73              55                     Desilter yellow, Eq# 14-005
--------------------------------------------------------------------------------------------------------------------
       142              86                     Rack for Mobile Homes, qty 4, 4' X 4' 7" X 55"T     marked ABCD.
--------------------------------------------------------------------------------------------------------------------
       143              87                     Koomey 80 Accumulator BWB040-11B,  s/n 3651,  mfg 6/1982
--------------------------------------------------------------------------------------------------------------------
       144              88                     Wooley Tongs Type B
--------------------------------------------------------------------------------------------------------------------
       145             88B                     Tong Heads
--------------------------------------------------------------------------------------------------------------------
       146              89                     Junk Tub yellow
--------------------------------------------------------------------------------------------------------------------
       147              90                     Junk Tub
--------------------------------------------------------------------------------------------------------------------
       148              91                     Pump Liners 6"
--------------------------------------------------------------------------------------------------------------------
       160             102                     Wire Line Unit    Poor Condition
--------------------------------------------------------------------------------------------------------------------
       162             105                     Pipe Racks  5 pcs,  one is under Rig 6
--------------------------------------------------------------------------------------------------------------------
       163             106                     Pipe Rack
--------------------------------------------------------------------------------------------------------------------
       174             109                     Pipe Tub
--------------------------------------------------------------------------------------------------------------------
       175             110                     Pipe Tub square frame
--------------------------------------------------------------------------------------------------------------------
       176             111                     House tool & lube room, bent skid, with misc parts, ND24287 welded,
                                               40' 5"L X 107"H X 7' 10"W
--------------------------------------------------------------------------------------------------------------------
       177             112                     Fuel Tank goes on top of 111, welded 28404, stamped ND28438, tank
                                               35' 2"L X 4'H X 7' 4"W, skid 38' 7"L X 49"H X 7' 4"W
--------------------------------------------------------------------------------------------------------------------
       178             113                     Pump National K500-A,  24'L X 8' 5"W X 128"T,  3' 7" wheel 16 groove
--------------------------------------------------------------------------------------------------------------------
       179             114                     Engines twin 6-71 Detroit w/ gear box 5118275, Ratio 1:77 to 1,
                                               s/n HD9434,  4' X 8' skid
--------------------------------------------------------------------------------------------------------------------
       180             115                     Cat D353?  W/ air clutch, 4' 1"W X 14' 6"L       Core use only??
--------------------------------------------------------------------------------------------------------------------
       181             116                     Pump National K500-A,  25' 6"'L X 7' 8"W X 9'H, w/o damper,  3' 7"
                                               wheel 16 groove
--------------------------------------------------------------------------------------------------------------------
       182             116A                    Hydril Damper
--------------------------------------------------------------------------------------------------------------------
       183             117                     Pump, Oilwell 214, s/n 10940,  7' 8"W X 25' 3"L X 98"H
--------------------------------------------------------------------------------------------------------------------
       184             118                     Tool House w/ flaps, HSE 7' 6"W X 14'L, skid 93"W X 97"H, flaps 2'
                                               X 2'6"
--------------------------------------------------------------------------------------------------------------------
       185             119                     Tool House w/ Quincy A/C 325, s/n 6065628, skid 93W X 108"H X 36'
                                               2"L, skid 40'L
--------------------------------------------------------------------------------------------------------------------
       186             119A                    A/C
--------------------------------------------------------------------------------------------------------------------
       187             120                     Pipe Tub 8'W X 36'L
--------------------------------------------------------------------------------------------------------------------
       188             121                     Pipe Tub made of D.P.7' 7" X 35' 2"L
--------------------------------------------------------------------------------------------------------------------
       189             122                     Val-Con, model 30-1P30-U1R-1-1, s/n 8061,   5' 6"W X 8'L X 7'H with
                                               control box
--------------------------------------------------------------------------------------------------------------------
       190             123                     Hydromatic,   s/n 4-23,  rotor cap casting PC56046L,  bearing end
                                               caps missing on both ends
--------------------------------------------------------------------------------------------------------------------
       191             124                     Spacer Spool  10" X 3000
--------------------------------------------------------------------------------------------------------------------
       192             125                     Mud Cross  13"
--------------------------------------------------------------------------------------------------------------------
       193             126                     Change-over 3000 X 5000
--------------------------------------------------------------------------------------------------------------------
       194             127                     Air Bowl    10" X 3000
--------------------------------------------------------------------------------------------------------------------
       195             128                     Cathead Foster Model 16 LB A,  s/n 3024
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       UDI             UDI
     PHOTO #          ITEM #        RIG #                            DESCRIPTION

--------------------------------------------------------------------------------------------------------------------
       196             129                     Stir gear box Chemineer,  15hp, model 4TA-15,  s/n 1-95374-18
--------------------------------------------------------------------------------------------------------------------
       197             129A                    Stir gear box Chemineer,    s/n ?
--------------------------------------------------------------------------------------------------------------------
       198             130                     Matthey Wireline Unit, model 15 HRC,  s/n 2328
--------------------------------------------------------------------------------------------------------------------
       199             131                     Gen Skid House framing,  9' 10"W X 134"H X 26' 9"L
--------------------------------------------------------------------------------------------------------------------
       200             132                     Pipe Rack
--------------------------------------------------------------------------------------------------------------------
       201             133                     Pipe Rack
--------------------------------------------------------------------------------------------------------------------
       202           134&135                   Pipe Rack
--------------------------------------------------------------------------------------------------------------------
       203             136                     Pipe Rack
--------------------------------------------------------------------------------------------------------------------
       204             137                     Pipe Rack
--------------------------------------------------------------------------------------------------------------------
       205             138                     Matt Board, qty 4 pcs, 10' X 10' X 7"
--------------------------------------------------------------------------------------------------------------------
       206             139                     Load Ramp,    8' 6"W X 8' 6"H X 29' 6"L
--------------------------------------------------------------------------------------------------------------------
       207             140                     Misc items, frogs, guards, mud pump parts, table bushing, rat hole digger, hose
--------------------------------------------------------------------------------------------------------------------
       250                                     Radiators new from Fuzzy Rad Co.  Borger Tx, model FZ43-2401, s/n
                                               1356 & 1357, dated 7-21-05,  PO S&W
--------------------------------------------------------------------------------------------------------------------
       255                                     Kelley, with Varco, Cody says inspected, 40' 6" overall, 4 3/4 hex,
--------------------------------------------------------------------------------------------------------------------
                        98          Rig 3      Drill Line being installed,    no photo
--------------------------------------------------------------------------------------------------------------------
    110 & 111           71          Rig 3      Dog House 7'6"W X 8'3"H X 20"L house, 26'10" skid, hand rail may not be OSHA, step maybe light
--------------------------------------------------------------------------------------------------------------------
    118 & 119           77          Rig 3      Water Tank, open top, inside coated tank 48'L X 8'H X 10'W, skid
                                               12'L, porch 9', skid 51'L X 9'4"H X 10W
--------------------------------------------------------------------------------------------------------------------
    120 & 121           78          Rig 3      Gen House, 134"H X 26'8"L X 10W, will have 2 D353 Cats w/ 325 gens,  from S&W OK City
--------------------------------------------------------------------------------------------------------------------
     92 & 93            66          Rig 3      Pit, no I Beam skid, slant floor, floor replated, pit 9' 2"W X 64"H
                                               X 34'6"L, 9'4" porch, 46' overall, 2 yr. Life?
--------------------------------------------------------------------------------------------------------------------
       92A             66A          Rig 3      Welded beams line up under pumps. Could flex and bend.
--------------------------------------------------------------------------------------------------------------------
     94 & 95           66B          Rig 3      Pumps, MCM, s/n 8900 & 9899, 5X6, 75 hp, plumbing & wiring
--------------------------------------------------------------------------------------------------------------------
     99 & 100          68A          Rig 3      Cat D 398 no s/n's, S&W Okla City, air clutch 28CB525
--------------------------------------------------------------------------------------------------------------------
        18              7           Rig 3      Steps,  22'H X 43"W, outside measurement
--------------------------------------------------------------------------------------------------------------------
        29              15          Rig 3      Lot Hose & Belts,   2 of 3.5 NRP 5000 psi GR D 10000, 2 of R8VK2650
                                               12 groove, 2 of R8V2650
--------------------------------------------------------------------------------------------------------------------
        51              31          Rig 3      Choke Manifold Main Valve 697-333-10-1, 3000lb, need 2 more valves, skid 7'W X 11' 8"L
--------------------------------------------------------------------------------------------------------------------
        53              33          Rig 3      Steps, & V door assm, 88"W X 25' 8"L, steps not complete & heavy enough quality, hand rail bent
--------------------------------------------------------------------------------------------------------------------
        55              35          Rig 3      MCM Pump, New,   s/n 9885, 2X3, series 250, 20 hp, 3 phase, O Drill
                                               Co.
--------------------------------------------------------------------------------------------------------------------
        56              36          Rig 3      MCM Pump, New,   s/n 9875, 2X3, series 250, 20 hp, 3 phase, O Drill
                                               Co.
--------------------------------------------------------------------------------------------------------------------
        62              44          Rig 3      Air Winch, GFS1029991R, AT04 0046600-6, OilWorks Odessa
--------------------------------------------------------------------------------------------------------------------
        63              45          Rig 3      Desander, cones inside,  MCM Odrill
--------------------------------------------------------------------------------------------------------------------
        74              56          Rig 3      Desilter New
--------------------------------------------------------------------------------------------------------------------
        91              65          Rig 3      Pit, no I Beam skid, slant floor, Pitted Bad on inside, pit 9' 2"W X
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       UDI             UDI
     PHOTO #          ITEM #        RIG #                            DESCRIPTION

--------------------------------------------------------------------------------------------------------------------
                                               6'H X 35'L, 10' porch, 46' overall, 2 yr. Life?
--------------------------------------------------------------------------------------------------------------------
        96              67          Rig 3      Pump, Bomco F800, s/n 403-2005, dated 2005-1,
--------------------------------------------------------------------------------------------------------------------
        97             67A          Rig 3      MCM Charge Pump 6X8 s/n 9938, washer pump MCM 3 hp 1X1.5 s/n 2034,
                                               w/ damper, Mayfield says change skid
--------------------------------------------------------------------------------------------------------------------
        98              68          Rig 3      Pump, Bomco F800, s/n A14-2005, date 05-01, MCM charge pump 6X8 s/n
                                               9970 washer pump 1X1.5 MCM 3 hp
--------------------------------------------------------------------------------------------------------------------
       101              69          Rig 3      Sub & 3 sets of steps
--------------------------------------------------------------------------------------------------------------------
       102             69A          Rig 3      Sub  27'W X 48' 3"L X 15' 4"H
--------------------------------------------------------------------------------------------------------------------
       103             69B          Rig 3      Sub tool rooms
--------------------------------------------------------------------------------------------------------------------
       104             69C          Rig 3      Sub MCM Wash Down 2X3, s/n 9894, 20hp
--------------------------------------------------------------------------------------------------------------------
       105             69D          Rig 3      Change House
--------------------------------------------------------------------------------------------------------------------
       106             69E          Rig 3      Tool House, Statel-Lite 307-237-9391 partly wired
--------------------------------------------------------------------------------------------------------------------
       107              70          Rig 3      Draw Works U-15, s/n 285
--------------------------------------------------------------------------------------------------------------------
       108             70A          Rig 3      Compound w/o engines, will have two Cat D353's
--------------------------------------------------------------------------------------------------------------------
       109             70B          Rig 3      New Valves
--------------------------------------------------------------------------------------------------------------------
       113              72          Rig 3      Cat Walk 2 piece 48W X 42"H X 24'L
--------------------------------------------------------------------------------------------------------------------
       114              73          Rig 3      Sowa Blocks
--------------------------------------------------------------------------------------------------------------------
       115              74          Rig 3      Mast with lights
--------------------------------------------------------------------------------------------------------------------
       116              75          Rig 3      Drill Line Spool Holder
--------------------------------------------------------------------------------------------------------------------
       117              76          Rig 3      Drill Line Spool Holder Blue
--------------------------------------------------------------------------------------------------------------------
       122                          Rig 3      View
--------------------------------------------------------------------------------------------------------------------
       154              97          Rig 3      Engine Cat D398 for F800 Pump, no tag or s/n #
--------------------------------------------------------------------------------------------------------------------
       157             101          Rig 3      Table,  National C-205, 20 1/2"  with bushing & double sprocket,
--------------------------------------------------------------------------------------------------------------------
      30, 31            16          Rig 4      Mud Pit tank 8'H X 10W X 31'11"L, Skid 9"H X 10W X 42'L w/ 8'
                                               Porch, slant floor rusted, gates stuck, walk one side
--------------------------------------------------------------------------------------------------------------------
      32, 33            17          Rig 4      Mud Pit tank 8'H X 10W X 40L", Skid 9"H X 10W X 42'6"L w/ 8' V
                                               Bottom no walkway
--------------------------------------------------------------------------------------------------------------------
      36, 37            19          Rig 4      Mud Pit V Bottom, Tank 79"H X 18" wall on slant X length ? Skid
                                               104"H X 10'W, Porch 10' X 10' work in process
--------------------------------------------------------------------------------------------------------------------
      39, 40                        Rig 4       Total Rig Scene
--------------------------------------------------------------------------------------------------------------------
        7               3           Rig 4      Panels in a Skidded Rack, 23 Pcs,  Rack is 5"6"H X 7' 10"W X 30' 4"L
--------------------------------------------------------------------------------------------------------------------
        8               4           Rig 4      Fuel Tank, total skid = 10'W X 9' 3"H X 44' 6"L, tank = 10'W X 8'H
                                               X   L
--------------------------------------------------------------------------------------------------------------------
        9               4           Rig 4      Fuel Tank double B/S #3 pumps & water separator, rusted cond.,
                                               Square D starters size 0&1, type S, class 8536
--------------------------------------------------------------------------------------------------------------------
        10              4           Rig 4      Fuel Tank, rear with lube storage
--------------------------------------------------------------------------------------------------------------------
        21              10          Rig 4      Stair Landing,  6' X 6' X 12H
--------------------------------------------------------------------------------------------------------------------
        22             10A          Rig 4      Stair Landing,  6' X 6' X 12' 10"H
--------------------------------------------------------------------------------------------------------------------
        23             10B          Rig 4      Stair Landing, 5'8" X 5' X 9'
--------------------------------------------------------------------------------------------------------------------
        24              11          Rig 4      Matting Board Frames, bad wood, 8'W X 15' 2"L X7"H,  9 Pcs.  11 thru 11,  A,B,C,D,E,F,G,H.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       UDI             UDI
     PHOTO #          ITEM #        RIG #                            DESCRIPTION

--------------------------------------------------------------------------------------------------------------------
        25              11          Rig 4      Matting Board Frames, bad wood, 6'W X 11'1"L X7"H,  2 Pcs.
--------------------------------------------------------------------------------------------------------------------
        27              13          Rig 4      Derrick Part
--------------------------------------------------------------------------------------------------------------------
        28              14          Rig 4      Slide
--------------------------------------------------------------------------------------------------------------------
        38             19A          Rig 4      middle beam rusted, replated one side, floor being replated * this may need done on #16
--------------------------------------------------------------------------------------------------------------------
        41              21          Rig 4      Sub Structure 10 Pcs, s/n 781027, 600,000   58'10"L X 28'W X 25'T,
                                               no floor in lower boxes, use matt boards?
--------------------------------------------------------------------------------------------------------------------
        42              22          Rig 4      Dog House half round top, to high to measure, appx 32' skid, 30'
                                               house
--------------------------------------------------------------------------------------------------------------------
        43              23          Rig 4      Dog House flat top, to high to measure, appx 32' skid, 30' house
--------------------------------------------------------------------------------------------------------------------
        44              24          Rig 4      Rotary Clutch Beam
--------------------------------------------------------------------------------------------------------------------
        45              25          Rig 4      Misc Guards
--------------------------------------------------------------------------------------------------------------------
        46              26          Rig 4      Martin Decker Anchor in Sub #'s as follows 121, 2501, 100,000
                                               150,000     3-973-435
--------------------------------------------------------------------------------------------------------------------
        47              27          Rig 4      Tool Storage Left box Sub
--------------------------------------------------------------------------------------------------------------------
        48              28          Rig 4      Tool Storage Right box Sub
--------------------------------------------------------------------------------------------------------------------
        49              29          Rig 4      Gardener Denver PZ11, w/ motor mount, stamped 743851, 8'W X
                                               18'8"L?? 202PZL029, 18 316841, 94, API 7
--------------------------------------------------------------------------------------------------------------------
        50              30          Rig 4      Gardener Denver PZ11, w/o motor mount, no s/n #
--------------------------------------------------------------------------------------------------------------------
       150              93          Rig 4      Hydromatic   s/n 49105? Stamped 30325001,  casting PC56090-1R
--------------------------------------------------------------------------------------------------------------------
       152              95          Rig 4      Hydril BOP, GK 12-900,  the Double is still at Houston
--------------------------------------------------------------------------------------------------------------------
       153              96          Rig 4      Block and Hook, National 500 ton, 650G500, s/n 4795N, Hook s/n
                                               4795N, 1 3/8?, looks new, loch assm rusted stuck
--------------------------------------------------------------------------------------------------------------------
       156             100          Rig 4      V-Door and steps USED bowed  5' X 31' 1"
--------------------------------------------------------------------------------------------------------------------
       161             104          Rig 4      Center Cat Walk  24' 1" X 4'W X 42"T
--------------------------------------------------------------------------------------------------------------------
       164             107          Rig 4      Raise Line  1 1/2"?
--------------------------------------------------------------------------------------------------------------------
        68              50        Rig 4 or 6   Raise Line
--------------------------------------------------------------------------------------------------------------------
    123 & 124           79          Rig 5      Dog House, crimped wall, hse 92"W X 36'L w/ 5' porch, skid skid
                                               92"W X 42' 1"L X 128 "H, new elect started
--------------------------------------------------------------------------------------------------------------------
     77 & 78            59          Rig 5      Pit, V bottom, tank 46'L X 90"H X 10W, skid 49" X 9'9"H X 10W, expanded metal 2/3 walkway, hand rails
--------------------------------------------------------------------------------------------------------------------
       81A             61A          Rig 5      Pumps from Bridges Equip, 6 mo warranty, not rebuilt, Mechanic checked out
--------------------------------------------------------------------------------------------------------------------
     83 & 84            63          Rig 5      Sub 4 pc. Box on box 26' 2"W X 40' 2"L X 19'H  with 2 locker areas,
                                               M-D anchor (sensor missing), photo85,86,87
--------------------------------------------------------------------------------------------------------------------
     85 & 86            63          Rig 5      Tool Room and Parts
--------------------------------------------------------------------------------------------------------------------
     88 & 89            64          Rig 5      Skytop N95, s/n 95-0001 on control panel, Foster 37AH67S, brake bands not centered on rims,
--------------------------------------------------------------------------------------------------------------------
        69              51          Rig 5      Rotary Table, C-Emsco T2750, s/n 3079, 27 1/2" X 54" w/ bushings &
                                               26 tooth sprocket, don't know if rebuilt
--------------------------------------------------------------------------------------------------------------------
        75              57          Rig 5      Valves & shed top
--------------------------------------------------------------------------------------------------------------------
        76           58 & 58A       Rig 5      Skid with New Pumps, MCM 5" X 6", P3604828-2, s/n 9898 & 9897, 75 hp, 3 phase, skid 97"W X 160"L
--------------------------------------------------------------------------------------------------------------------
        81              61          Rig 5      Mud Pump, Ideco Dresser T1300, s/n 160, skid 6'W X 19'1"L, no
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       UDI             UDI
     PHOTO #          ITEM #        RIG #                            DESCRIPTION

--------------------------------------------------------------------------------------------------------------------
                                               bull wheel, damper, 6" liner on skid
--------------------------------------------------------------------------------------------------------------------
        82              62          Rig 5      Mud Pump, Ideco IRI, T1300, s/n blank, skid 9'W X 19'1"L, no bull wheel, damper, No oil check plug possible water
--------------------------------------------------------------------------------------------------------------------
        87              63          Rig 5      Martin Decker Anchor in Sub w/o sensor
--------------------------------------------------------------------------------------------------------------------
        90             64A          Rig 5      cracks and holes on control panel, rusted gauges, rebuilt by Bob
                                               Haulk
--------------------------------------------------------------------------------------------------------------------
       151              94          Rig 5      Hydromatic   s/n 494761?  Maybe 19613X,  casting PC56090-1L
--------------------------------------------------------------------------------------------------------------------
     79 & 80            60          Rig 5      Pit, V bottom, skid welded,   tank 40'L X 8'H X 10'W, skid 43' 8"L
                                               X 9'9"H X 10'W, bar grate walk
--------------------------------------------------------------------------------------------------------------------
    125 & 126           80          Rig 6      Will have Ideco 525 D/W,       Sub enclosed wired & plumbed each
                                               box 7'W X 47' 8"L X 11'H, 25 total width, shows dirt or rust in some paint
--------------------------------------------------------------------------------------------------------------------
    127 & 128          80A          Rig 6      Sub w/ Parts houses built in, elect & plumbing started
--------------------------------------------------------------------------------------------------------------------
       130A            81A          Rig 6      Mast on racks w/o support show sag or bow ??
--------------------------------------------------------------------------------------------------------------------
    158 & 159          103          Rig 6      Compound w/o engines,
--------------------------------------------------------------------------------------------------------------------
        13              6           Rig 6      Gen House some lights and wiring, 3 rooms
--------------------------------------------------------------------------------------------------------------------
        14              6           Rig 6      Gen House change room with lockers w/o doors
--------------------------------------------------------------------------------------------------------------------
        15              6           Rig 6      Gen House tool room with work bench and storage, electric switch &
                                               breaker boxes
--------------------------------------------------------------------------------------------------------------------
        16              6           Rig 6      Gen House, Gen Area
--------------------------------------------------------------------------------------------------------------------
        17              6           Rig 6      Gen House rear view with connections
--------------------------------------------------------------------------------------------------------------------
       129             80B          Rig 6      Light
--------------------------------------------------------------------------------------------------------------------
       130              81          Rig 6      Mast shows (MFG 11Drilling Co welded) s/n T1710, Cody says 131'H X
                                               18' 6" leg spread,
--------------------------------------------------------------------------------------------------------------------
       132             81B          Rig 6      Mast Pin area on Thursday,      being replaced on Friday
--------------------------------------------------------------------------------------------------------------------
       133             81C          Rig 6      Mast painted area makes it look bowed, some new lighting
--------------------------------------------------------------------------------------------------------------------
       134             81D          Rig 6      Mast Crown less sheves, fast line has side play
--------------------------------------------------------------------------------------------------------------------
       135              82          Rig 6      Pump, F800 s/n A05-05, Dated 05-03,  D398 at TPS Company, skid 8'W engine area X 13'W  X 30' 4"L
--------------------------------------------------------------------------------------------------------------------
       136             82A          Rig 6      Charge Pump MCM 6X8", s/n 9971, no washer pump yet,
--------------------------------------------------------------------------------------------------------------------
       137              83          Rig 6      Pump, F800 s/n A02-2005, Dated 2005-1,  D398 at TPS Company, skid
                                               8'W engine area X 13'W  X 30' 4"L
--------------------------------------------------------------------------------------------------------------------
       138             83A          Rig 6      Charge Pump MCM 6X8", s/n 9886, no washer pump yet,
--------------------------------------------------------------------------------------------------------------------
       155              99          Rig 6      V-Door and steps NEW   88" X 20' 2"
--------------------------------------------------------------------------------------------------------------------
        54              34          Rig 6      Derrick Stand, bad steps,  8' X 6'7" X ?? High, to high to measure
--------------------------------------------------------------------------------------------------------------------
       112             71A           Rig3      Step Photo
--------------------------------------------------------------------------------------------------------------------
       218                          Rig 4      Mast Stamped 1N276, 1P276, 2N276 on flats, 142' to floor, 8 X 8 X 1
                                               1/8", million plus, section missing $53,000. Cliff Cunningham
--------------------------------------------------------------------------------------------------------------------
       218A                                    Had Mast for 10 years.  Had 110 DW since 1988 or 1989, has electro brake
--------------------------------------------------------------------------------------------------------------------
       222                          Rig 5      Mast, no stamping numbers found,  approximately 131' ?
--------------------------------------------------------------------------------------------------------------------
       230                          Rig 3      Mast, measured from the ground approx 128' ?? Might be 131' w/
                                               beef-up kit ??  Stamped s/n T2198 ??
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
       UDI             UDI
     PHOTO #          ITEM #        RIG #                            DESCRIPTION

--------------------------------------------------------------------------------------------------------------------
       239                          Rig 6      Mast, measured 129', Crown Sheves gone, at Cliff Cunninghams
--------------------------------------------------------------------------------------------------------------------
                                               Bob Hawk rebuilder of N-95
--------------------------------------------------------------------------------------------------------------------
                                               Cliff Cunningham  Mast, Block and Hook Sales,  also Rig4,
                                               940-481-2929
--------------------------------------------------------------------------------------------------------------------
                                               S & W Power Systems, Oklahoma City, Engines
--------------------------------------------------------------------------------------------------------------------
                                               Inland Machine rebuilding Ideco 525
--------------------------------------------------------------------------------------------------------------------
                                               Santo's is Mast repair Contractor
--------------------------------------------------------------------------------------------------------------------
                                               Cody says D398 s/n's are   66B8327  and 35Z00744  ??
--------------------------------------------------------------------------------------------------------------------
                                               Various new Steps
--------------------------------------------------------------------------------------------------------------------
                                               Six(6)Float Trailers
--------------------------------------------------------------------------------------------------------------------
                                               Miscellaneous new steel building material
--------------------------------------------------------------------------------------------------------------------
                                               Raising lines for National 110
--------------------------------------------------------------------------------------------------------------------
                                               All items relating to rotary drilling rigs and/or rotary
                                               drilling rig operations that are currently being held at the primary yard of C and L Services, LP located in Cleburne, Texas, as well as all items associated with rotary drilling rigs currently being held at the secondary yard of C and L Services, LP known as the Hospital Yard located in Cleburne, Texas
--------------------------------------------------------------------------------------------------------------------

Other Assets Pending Delivery to C and L Facility (as of August 11, 2005)
-----------------------------------------------------------------------

o    Drawworks for Ideco 525 in Oklahoma being rebuilt at Inland
o    Two Cat 398 Engines, Parts paid for in Houston - Noted for Rig #6 pumps
o    Three Engine Compound, in Kilgore, TX - Noted for Rig #4
o    Skytop 9SX Swivel, Rebuilt in OKC - Noted for Rig #4
o    Oilwell 27.5" Rotary Table, in Houston - Noted for Rig #4
o    Tool House in Witcha Falls - Unassigned
o    Cont. Emsco Block and Hook, in Odessa - Noted for Rig #5
o    13 5/8" Double Ram BOP, in Houston - Noted for Rig #4
o    5 1/4" Kelly with Varco bushings, rebuilt, in Kilgore - Noted for Rig #4
o    One Cat 353 Engine - Noted for Rig #3
o    Two new pit agitators - Unassigned
o    New Hydril Pump seat and liner puller - unassigned
o    Two Kato 300kw Generator sets with D353 Cat engines, at S&W in OKC - Noted for Rig #3
o    Crown Section for Ideco 525 Derrick
o    Quincy 390 air compressor at Oilworks shop for Rig #3

                                    Exhibit A
                              Form of Bill of Sale

                       GENERAL BILL OF SALE AND ASSIGNMENT
                       -----------------------------------

                  GENERAL BILL OF SALE AND ASSIGNMENT, effective as of 12:01
a.m. on August 12, 2005, from C AND L SERVICES, LP, a Texas limited partnership
("Seller"), to UNION DRILLING TEXAS, LP, a Texas limited partnership ("Buyer").

                                    RECITALS
                                    --------

         1.   Seller is executing and delivering this General Bill of Sale and
Assignment to Buyer for the purpose of selling, assigning, transferring, and delivering to, and vesting in, the Buyer all right, title and interest of the
Seller in and to the "Assets" (as defined in the Asset Purchase Agreement dated as of the date hereof, by and between Seller and Buyer).

                                    AGREEMENT
                                    ---------

         Section 1.   In consideration of the premises and of other good and
valuable consideration, receipt of which is hereby acknowledged, Seller by these presents does sell, assign, transfer, and deliver to, and vest in Buyer, its successors and assigns forever, good and marketable title and all of Seller's right, title, and interest, legal and equitable, in and to each and every one of the Assets.

         TO HAVE AND TO HOLD all of the Assets unto Buyer, its successors and assigns forever; and Seller does for itself, and its successors and assigns, covenant and agree with Buyer to WARRANT AND DEFEND the title of the aforesaid
Assets against all and every person and persons whomsoever.

         Section 2.   Seller hereby constitutes and appoints Buyer, its
successors and assigns the true and lawful attorney and attorneys of Seller with full power of substitution in its

name and stead, but on behalf and for the benefit of Buyer, its successors and assigns, to demand and receive any and all of the Assets sold, transferred and assigned to Buyer this instrument and to give receipts and releases for and in respect of the same or any part thereof, to endorse any claim or right of any kind in respect thereof and to do all acts and things in relation to the Assets, which Buyer, its successors and assigns may deem desirable, Seller hereby declaring that the foregoing powers are coupled with an interest and are not revocable and shall not be revoked by Seller or its successors or assigns for any reason whatsoever.

         Section 3.   Seller, for itself, its successors and assigns, hereby
covenants and agrees that, at any time and from time to time forthwith upon the written request of Buyer, Seller will, at its expense, do, execute, acknowledge, and deliver or cause to be done, executed, acknowledged, or delivered, all and every such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be reasonably required by Buyer in order to sell, assign, transfer, and convey to, and vest in, Buyer, its successors and assigns, or to aid and assist Buyer in reducing to possession and use any or all of the Assets assigned to Buyer.

         Section 4.   Nothing herein expressed or implied is intended or shall
be construed to confer upon or give to any person or entity, other than Seller and Buyer, and their respective successors and assigns, any rights or remedies by reason of this General Bill of Sale and Assignment.

         Section 5.   This General Bill of Sale and Assignment is executed by,
and shall be binding upon, Seller, its successors and assigns, for the uses and purposes above set forth and referred to, as of the effective date thereof.

         IN WITNESS WHEREOF, Seller has caused this General Bill of Sale and
Assignment to be signed as of the date set forth above.

                                            C AND L SERVICES, LP

                                            By:  /s/CODY JONES
                                               ---------------------------------
                                                  Name:  Cody Jones
                                                  Title: President